Exhibit 99.1

SANUWAVE Health, Inc., a Leading Provider of FDA Approved Next-Generation Wound Care Products, Enters into a Merger Agreement with Sweat Equity Partners and Mercury Life Sciences-affiliated SEP Acquisition Corp., a Nasdaq-Listed Company

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SANUWAVE Health Inc. (OTCQB: SNWV) has entered into a definitive merger agreement with SEP Acquisition Corp. (Nasdaq: SEPA). Upon closing, the combined company is expected to trade on the Nasdaq Capital Market under the symbol “SNWV”.

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The combined company expects to receive approximately $13.0 million of gross proceeds at closing, including $12.0 million from non-redeeming holders of SEPA’s Class A common stock and other PIPE investors, and $1.0 million from the SPAC sponsor converting a loan into equity on the same terms as the PIPE.  Approximately $8.5 million of capital has already been committed.

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This funding is expected to be anchored by investors affiliated with Sweat Equity Partners and Mercury Life Sciences.  The Company plans to solicit further participation from SANUWAVE’s existing investor base, other institutions and strategic partners.

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SANUWAVE has two FDA approved medical devices in the wound care space. Its lead product, the UltraMIST® (“UM”) system, has nationwide schedule 1 reimbursement and is used by many top medical centers, including the Mayo Clinic.  SANUWAVE has over 550 UM systems in active use and generated 59% of its Q2 2023 revenue from consumable sales of single use applicators.

•	The proposed business combination values the combined company at a pro forma enterprise value of $127.5 million.
•	The transaction is expected to close in the fourth quarter of 2023, subject to the satisfaction of the agreed upon closing conditions.

August 23, 2023

Eden Prairie, Minnesota and Houston, Texas – (GLOBE NEWSWIRE) -- via NewMediaWire - SANUWAVE Health, Inc. (OTCQB: SNWV) (“SANUWAVE” or the “Company”), a leading provider of next-generation FDA approved wound care products, today announced a business combination with SEP Acquisition Corp. (Nasdaq: SEPA) (“SEPA”), a publicly listed special purpose acquisition company. The transaction is expected to create a Nasdaq-listed company focused on the use of directed energy to improve healing in the $45 billion U.S. wound care market.

Upon completion of the proposed transaction, the combined company is expected to operate under the SANUWAVE name and will be listed on the Nasdaq Capital Market under the symbol “SNWV”. The proposed transaction values the combined company at an enterprise value of $127.5 million. SANUWAVE investors are anticipated to have an approximately 69.6% equity ownership in the new entity, assuming the combined company receives approximately $13.0 million of gross proceeds at closing, including $12.0 million from non-redeeming holders of SEPA’s Class A common stock and other PIPE investors, and $1.0 million from the SPAC sponsor converting a loan into equity on the same terms as the PIPE.  Approximately $8.5 million of capital has already been committed, including $7.0 million of shares of SEPA’s Class A common stock held by investors affiliated with Sweat Equity Partners and Mercury Life Sciences who have agreed to enter into voting and non-redemption agreements.

“I am pleased to announce this proposed transaction to the SANUWAVE and SEPA stockholders,” said SANUWAVE CEO Morgan Frank. “SEPA is a strong, value-add partner, and this transaction will allow SANUWAVE to simplify its capital structure and gain a listing on the Nasdaq Capital Market while funding the Company for the exciting growth ahead. This is the next step in putting the Company on sound footing that will allow us to focus on rapid, profitable growth and to garner an equity valuation commensurate with our performance.”

“We are excited to partner with SANUWAVE on a combination of our companies,” said SEPA CEO Andrew White. “We believe this transaction is a 1+1=3 equation where new capabilities are created and opportunities opened. Sweat Equity Partners, together with Mercury Life Sciences, have a broad investor base, with long track records of success in the medical device and healthcare sectors, and we’ve already begun working with SANUWAVE to open new distribution opportunities and markets.  We believe very strongly in this Company and the UltraMIST product and look forward to being a part of SANUWAVE’s future success.”

About SANUWAVE

SANUWAVE is a rapidly growing commercial stage medical device company in the $45 billion U.S. wound care space.  It has two FDA approved products and its lead product, UltraMIST®, has nationwide schedule 1 reimbursement from CMS (the Centers for Medicare & Medicaid Services, a part of the Department of Health and Human Services). The Company believes that wound care is undergoing a major change to evidence-based medicine and that reimbursement is being restructured around efficacy and cost effectiveness. To succeed, a product must align the needs of patients, physicians, and payors, and the Company believes that this favors SANUWAVE’s directed energy products and that this is apparent in reimbursement rate trends. The Company has a strong IP portfolio with over 165 patents, and an attractive financial profile with high gross margins (for example, during the three months ended June 30, 2023 the Company’s gross margin was 74%) and significant recurring revenue from consumables (for example, 59% of the Company’s revenues in Q2 2023 were from UltraMist applicator sales). The Company anticipates positive adjusted EBITDA in Q4 2023 as the product manufacturing ramp commences and expects meaningful growth acceleration and profitability over the next several years.

The UltraMIST system, which currently constitutes over 90% of the Company’s revenue, is a low frequency, non-contact ultrasound system that delivers energy through a fluid mist.  The system never touches the wound and is pain free.  This system promotes wound healing below the surface by modulating cell membranes to drive increased blood flow and capillary formation and enhances macrophage mediate VEGF and PDGF release to enhance removal of damaged tissues by neutrophils.  The system also reduces pro inflammatory cytokines and kills bacteria and biofilms by lysing cell walls.  The system is highly portable (weighing only 7 pounds) and fits with the “care to the edge” movement of shifting treatment away from hospitals and toward doctor’s offices, nursing homes, assisted living facilities, and patient homes.  Treatments take 3 to 20 minutes (average of 6 minutes) and can be performed by a nurse or physical therapist. The efficacy of the UltraMIST system is supported by numerous clinical studies performed at top medical institutions.

The Company has been operating under significant capacity constraints for the production of UltraMIST systems and anticipates a significant step function in Q4 2023 and Q1 2024, which the Company expects will allow for engagement with larger customers with deeper ordering potential.  SANUWAVE anticipates being able to produce approximately two to three times more UltraMISTs in 2024 as in 2023.  Owing to better pricing and higher usage rates, the Company is seeing new customers added that have twice or more the dollar value of consumables use of its existing customer base, and therefore plans to increase its capacity to produce consumables by approximately four times over the next 12 to 18 months to accommodate additional demand for procedures.

The Company’s goal is to show accelerating, profitable growth in 2024 and believes that the SEPA transaction represents the next step in being able to focus on building this business and transforming the wound care space.

About SEPA

Sweat Equity Partners LP and Mercury Fund, including Mercury Life Sciences, are the co-sponsors of SEP Acquisition Corp. Sweat Equity Partners is a family office led by Andrew White with investments in SaaS, MedTech, CleanTech, PropTech and Domestic Energy segments. Mercury Life Sciences, a division of Mercury Fund, is a venture firm and studio dedicated to advancing innovation and breakthroughs in the field of life sciences, investing in early-stage biotech, pharma, medtech, and digital health companies. Over the past 18 years, Mercury Life Sciences has investments and/or exits in over a dozen life science companies. For more information, please see www.SEPLP.com and www.MercuryLifeSciences.com.

Transaction Summary

The business combination values the combined company at a $127.5 million pro forma enterprise value.  The combined company expects to receive approximately $13.0 million of gross proceeds, including $12.0 million from non-redeeming holders of SEPA’s Class A common stock and other PIPE investors, and $1.0 million from the SPAC sponsor converting a loan into equity on the same terms as the PIPE.  Approximately $8.5 million of capital has already been committed. The net proceeds of this transaction will be used to fund general corporate purposes. This offering is expected to be anchored by investors affiliated with Sweat Equity Partners and Mercury Life Sciences. Assuming $13.0 million in gross investment proceeds and the closing of the business combination, existing SANUWAVE shareholders will own approximately 69.62% of the combined company.

Subject to stockholder approval, all of SEPA’s shares of Class B common stock are to be exchanged for shares of Class A common stock at a ratio of one share of Class B common stock for 0.277 shares of Class A common stock. Furthermore, as a condition to closing, all of SEPA’s warrants, both public and private, must be exchanged at the same ratio for shares in the combined company, which will require stockholder and warrant holder approval. If approved by warrant holders, the publicly traded warrants will be valued at $0.50 per warrant and exchanged for shares of SEPA’s Class A common stock at closing, comprising a total of 450,336 shares of Class A common stock. In total, SEPA’s public warrant holders are expected to own approximately 4.0% of the pro forma combined company at closing. Prior to closing, and as a condition to closing, SANUWAVE is required to obtain the approval of the holders of 80.0% of its outstanding convertible promissory notes and warrants to convert such securities into shares of SANUWAVE common stock immediately prior to the closing with the goal of creating a simpler capital structure.

The boards of SANUWAVE and SEPA have unanimously approved the proposed business combination, which is expected to be completed in fourth quarter of 2023 subject to, among other things, approval by SEPA’s stockholders, approval by SANUWAVE’s stockholders, SANUWAVE’s ability to obtain the approval of the holders of 80.0% of its outstanding convertible promissory notes and warrants to convert such securities into shares of SANUWAVE common stock immediately prior to the closing, and SEPA’s ability to have at least $12.0 million at closing from proceeds of its Class A common stock that has not been redeemed and a PIPE transaction.

Faegre Drinker Biddle & Reath LLP served as legal advisor to SANUWAVE.  ValueScope Inc. and Baker Donelson, Bearman, Caldwell & Berkowitz, PC served as financial and legal advisors, respectively, to SEPA.

Additional information about the proposed transaction, including a copy of the business combination agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by SEPA and SANUWAVE today with the Securities and Exchange Commission and will be available at www.sec.gov.

Conference Call Information

A business update will occur via conference call on August 24, 2023 at 8:30 a.m. EDT.

Telephone access is available by dialing the following numbers:

Conference ID: 13740784
Telephone access to the call will be available by dialing the following numbers:
Participant Listening: 1-877-407-0784 or 1-201-689-8560

OR click the Call me™ link for instant telephone access to the event.

https://callme.viavid.com/viavid/?callme=true&passcode=13732361&h=true&info=company&r=true&B=6

A replay will be made available through September 7, 2023:
Replay Dial-In: 1-844-512-2921 or 1-412-317-6671
Access ID: 13740784

Forward-Looking Statements
This press release may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. SEPA’s and SANUWAVE’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include, without limitation, the satisfaction of the closing conditions to the transactions described above (the “Transactions”) and the timing of the closing of the Transactions. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of SEPA and SANUWAVE, and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to consummate the Transactions, including due to any failure to obtain approval of the stockholders of SEPA or SANUWAVE, or the other conditions to the closing in the merger agreement, such as the requirements that (i) SANUWAVE obtain the approval of the holders of 80% of its outstanding convertible promissory notes and warrants to convert such securities into shares of SANUWAVE’s common stock immediately prior to the closing and (ii) SEPA shall have at least $12.0 million at closing resulting from proceeds of (a) SEPA’s Class A common stock that has not been redeemed and (b) a private placement; (3) delays in obtaining or the inability to obtain any necessary regulatory approvals required to complete the Transactions; (4) the inability to obtain or maintain the listing of SEPA’s securities on Nasdaq following the Transactions; (5) costs related to the Transactions; (6) changes in applicable laws or regulations; (7) the possibility that SEPA or SANUWAVE may be adversely affected by other economic, business, and/or competitive factors; and (8) other risks and uncertainties to be identified in the registration statement/proxy statement (when available) relating to the Transactions, including those under “Risk Factors” therein, and in other filings with the SEC made by SEPA and SANUWAVE. SEPA and SANUWAVE caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither SEPA nor SANUWAVE undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

Readers are referred to the most recent reports filed with the SEC by SEPA and SANUWAVE. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and neither SEPA nor SANUWAVE undertakes any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Important Information About the Transactions and Where to Find It

SEPA and SANUWAVE will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a Form S-4 registration statement to be filed by SEPA, which will include a prospectus with respect to SEPA’s securities to be issued in connection with the proposed Merger and a proxy statement with respect to SEPA’s and SANUWAVE’s stockholder meetings at which SEPA’s and SANUWAVE’s stockholders will be asked to vote on the proposed merger and related matters. SEPA’S and SANUWAVE’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE FORM S-4 AND THE AMENDMENTS THERETO AND OTHER INFORMATION FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT SEPA, SANUWAVE, AND THE TRANSACTIONS. When available, the proxy statement contained in the Form S-4 and other relevant materials for the Transactions will be mailed to stockholders of SEPA and SANUWAVE as of a record date to be established for voting on the proposed merger and related matters. The preliminary Form S-4 registration statement and preliminary proxy statement, the final Form S-4 registration statement and definitive proxy statement and other relevant materials in connection with the Transactions (when they become available), and any other documents filed by SEPA and SANUWAVE with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov). SEPA’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to SEPA at 3737 Buffalo Speedway, Suite 1750 Houston, Texas 77098. SANUWAVE’s stockholders will be able to obtain a copy of such documents, without charge, by directing a request to SANUWAVE at 11495 Valley View Road, Eden Prairie, Minnesota 55344.

Participants in Solicitations

SEPA and SANUWAVE and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of SEPA and SANUWAVE, respectively, in respect of the proposed business combination. SEPA and SANUWAVE stockholders and other interested persons may obtain more detailed information regarding the names and interests in the Transactions of SEPA’s and SANUWAVE’s directors and executive officers in SEPA’s and SANUWAVE’s filings with the SEC, including when filed, the Form S-4 registration statement and the proxy statement. These documents can be obtained free of charge from the sources indicated above.

Disclaimer

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

CONTACT:

Investors@Sanuwave.com